EXHIBIT 10(f)
                                 -------------

                              EMPLOYMENT AGREEMENT
                                 By and Between
                               CIMTRONICS, INC.,
                                As the Employer
                                      And
                              E. MICHAEL ZAWORSKI,
                                As the Employee

                           Dated: September 30, 1999

                                   <Page 71>

                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT ("Agreement"), by and between CIMTRONICS, INC. ("Employer"), an Arizona corporation having a principal place of business at 7434 East Stetson Drive, Suite C165, Scottsdale, Arizona, 85251, and E. MICHAEL ZAWORSKI ("Employee"), an individual residing at 8100 East Camelback Road, #138, Scottsdale, Arizona, 85251, made the day and year last written below.

     WHEREAS, the parties hereto desire to provide for the employment of Employee by Employer upon the terms and conditions herein set forth; and

     WHEREAS, OnCourse Technologies, Inc. ("Parent"), a Nevada corporation with a principal office at 3106 South 166th Street, New Berlin, Wisconsin, 53151, is the sole shareholder of Employer.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, the parties hereto mutually agree as follows:

                                  ARTICLE ONE

                               Term of Employment
                               ------------------

     The Employer hereby employs the Employee and the Employee hereby accepts employment with the Employer as a salaried employee for a period of five (5) years, commencing on October 1, 1999 and terminating on September 30, 2004, unless further extended or sooner terminated in accordance with the terms and conditions of this Agreement. References to the term of this Agreement shall refer both to the initial term and any successive terms.

                                  ARTICLE TWO

                               Duties of Employee
                               ------------------

     Section 2.01. Duties. Employer hereby employs Employee as an executive,
     ------------  -------
consultant, advisor and sales person of Employer, and Employee accepts such employment and agrees to perform the duties appropriate to such office and such other duties, consistent with the duties Employee performed for Employer prior to the effective date of this Agreement, as the Board of Directors of Employer shall also from time to time direct. During any period in which Employee holds any one or more offices of Employer, including but not limited to President, Secretary and/or Treasurer, his duties under this Agreement shall include the duties appropriate to such office. By way of example and not limitation, Employee shall, to the extent applicable to him in his activities as Employee or in any other capacity in which he may serve the Employer, be responsible to:

          (a) Assist the Employer in the recruitment of professional and staff personnel and the development of job standards.

          (b) Assist the Employer in supervision of the other executive and staff personnel of the Employer and evaluation of executive and staff performance.

          (c) Assist the Employer in controlling costs and participate, if requested by the Employer, in the preparation of operating and capital budgets (including projections for revenues and expenditures).

          (d) Assist the Employer in developing and marketing the Employer's products and services.

          (e) Maintain and provide to Employer billing records and other information in a form that permits the information to be validated by Employer.

                                   <Page 72>

          (f) Perform such other functions or duties as from time to time reasonably directed by the Employer, consistent with the duties Employee performed for the Employer prior to the effective date of this Agreement, or as otherwise required by this Agreement.

     Section 2.02. Place of Employment. The services of Employee shall be
     ------------  --------------------
rendered principally at 7434 East Stetson Drive, Suite C165, Scottsdale, Arizona, 85251, and at and such other place or places, and such travel as the Board of Directors of Employer shall reasonably determine.

     Section 2.03. Hours of Employment. During the effective term of this
     ------------  --------------------
Agreement, the Employee shall devote during the normal business hours designated by the Employer a minimum of forty (40) hours per week to the business of the Employer, except for holidays, authorized sick leave, and vacation time as provided below.

     Section 2.04. Engaging in Other Employment. The Employee shall devote his
     ------------  ----------------------------
entire productive time, ability, and attention to the business of the Employer during the term of this Agreement on a full-time basis. The Employee shall not directly or indirectly render any services of a business, commercial, or professional nature to any other person or organization, whether for compensation, or otherwise, without the prior written consent of the Employer.

                                 ARTICLE THREE

                                  Compensation
                                  ------------

     Section 3.01. Base Compensation. As base compensation for services rendered
     ------------  -----------------
under this Agreement, the Employee shall initially be entitled to receive from the Employer a minimum base salary of One Hundred Thousand and 00/100's Dollars ($100,000.00) per year, payable in twenty-four (24) equal bi-monthly installments of Four Thousand One Hundred Sixty-six and 67/100's Dollars ($4,166.67) each commencing on October 15, 1999 and continuing on the first
(1st) and fifteenth (15th) day of each month during the period of employment, prorated for any partial employment period.

     Section 3.02. Salary Increases. For any successive one (1) year term of
     ------------  -----------------
this Agreement after the first, the Employee may receive a salary increase in an amount, if any, determined in the sole discretion of the Board of Directors of the Employer.

     Section 3.03. Overtime Compensation. Employee shall be a salaried employee
     ------------  ---------------------
of the Employer and shall not be entitled to overtime compensation.

     Section 3.04. Additional Compensation. Prior to the effective date of this
     ------------  -----------------------
Agreement, Employee, along with employee SHERRI G. ZAWORSKI, substantially completed but did not close the sale of two (2) of the Employer's CNC machines to Hill Airforce Base in Salt Lake City, Utah. It is the intent of the parties that Employee, along with employee SHERRI G. ZAWORSKI, equally receive the benefits of such sale or any similar sale if it is closed. In the event that the Employer sells either or both of such CNC machines, or any similar or related machine tools, to such air force base within two (2) years following the effective date of this Agreement, the Net Profits therefrom shall be distributed equally to Employee and employee SHERRI G. ZAWORSKI, within ninety (90) days of Employer's receipt of the proceeds of such sale, as additional compensation. For the purposes of the foregoing sentence, Net Profits from the sale shall be reduced by any costs and expenses reasonably associated with either the sold machine(s) and/or the sale, including but not limited to taxes on the transfer thereof, taxes levied against the proceeds or profits thereon, salesperson travel and entertainment expenses, transportation expenses, broker commissions, related maintenance or repairs, installation and de-installation costs, and similar costs and expenses. The determination of the Net Profits from such sale shall be made by independent certified public accountants regularly employed by Employer for the purpose of preparing the financial reports of Employer. The Employee shall be entitled to receive within ninety (90) days of Employer's receipt of the proceeds of such sale an appropriate written report prepared by the independent certified public accountants of Employer, which report shall show the Net Profits of the sale, computed in accordance with this Section, in sufficient detail for Employee to verify compliance with this Section. The computations made by such independent certified public accountants shall be final and conclusive unless Employee shall, by written notice to Employer, within thirty (30) days after receipt of any such statement, have made objection thereto.

                                   <Page 73>

In the event Employee and Employer are unable to resolve any disputes as to the proper amount of Net Profits for the sale, within thirty (30) days after receipt by Employer of the written objection by the Employee, the Employee and/or Employer may submit such dispute to arbitration in Scottsdale, Arizona (or such other place as Employer and Employee may mutually agree) under the rules then obtaining of the American Arbitration Association, and judgment upon any award in such arbitration may be entered in any court having jurisdiction thereof.

                                  ARTICLE FOUR

                                Fringe Benefits
                                ---------------

     Section 4.01. Vacation Pay. The Employee shall be entitled to three (3)
     ------------  -------------
weeks vacation annually, with full pay, to be taken at such time or times as shall be mutually convenient to the Employer and the Employee.

     Section 4.02. Holidays. The Employee shall be entitled to a holiday with
     ------------  ---------
full pay on each day other than a Saturday or Sunday on which national banking associations in the State of Arizona are closed.

     Section 4.03. Paid Sick Leave. The Employee shall be entitled to five (5)
     ------------  ---------------
sick days each year, with full pay.

     Section 4.04. Medical and Insurance Benefits. During the term of this
     ---------------------------------------------
Agreement, the Employee shall be entitled to health and hospitalization insurance and other benefits in at least the same amounts and with the same benefits as Employee received from Employer immediately prior to the effective date of this Agreement or such additional amounts and/or benefits as Employer may furnish to the other employees and executives of the Employer from time to time during the term of this Agreement. Employee shall be entitled to participate in and receive the benefits of any plan of the Employer relating to hospital, surgical, medical and dental coverage or reimbursements; group life insurance, accidental death and dismemberment, and disability insurance; or any other plans, benefits and privileges, together with such other and additional fringe benefits and such improvements to existing benefits as the Employer may make available to the employees and executives of the Employer, now existing or which may hereafter come into existence during the term of this Agreement.

     Section 4.05. Retirement Benefits. During the term of this Agreement, the
     ------------  -------------------
Employee shall be entitled to participate in and receive the benefits of any stock option, profit-sharing, or other plans, benefits, and privileges given the employees and executives of the Employer, to the extent commensurate with his then duties and responsibilities. Nothing paid to Employee under any plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to Employee pursuant to Article Three above.

                                  ARTICLE FIVE

                                    Expenses
                                    --------

     Subject to such limitations as may be established by the Board of Directors of Employer in its sole and absolute discretion, Employer shall pay all reasonable travel and other expenses incident to the rendering of services by Employee hereunder, consistent with Employer's prior practice, or, if any such expenses are paid in the first instance by Employee, Employer will reimburse him therefore on presentation of expense accounts and appropriate documentation in accordance with the customary executive procedures of Employer, provided such expenses are deductible by the Employer for purposes of federal income taxation. If such expenses are paid in the first instance by Employee, the Employer shall promptly reimburse Employee after he has furnished the Employer such receipts and other documentation or evidence of the incurred expense as is consistent with the customary executive procedures of the Employer or, if no such procedures are established, as shall be required in order to satisfy the rules and regulations of the Internal Revenue Service with respect to the substantiation of such item of expense for federal income tax deduction purposes.

                                   <Page 74>

                                  ARTICLE SIX

                                  Termination
                                   ----------

     Section 6.01. Automatic Termination. This Agreement shall automatically
     ------------  ----------------------
terminate upon the death of the Employee or upon the dissolution of the Employer.

     Section 6.02. Termination By Employee and/or Employer. Notwithstanding any
     ------------  ---------------------------------------
provision of this Agreement to the contrary, this Agreement may be terminated at any time upon the mutual written agreement of the parties, by either party upon thirty (30) days' prior written notice to the other, or by the Employer upon written notice to Employee, which notice shall state that the termination is for "cause." Termination by any party shall be without prejudice to any other remedy to which such party may be entitled either at law, in equity, or under this Agreement. "Cause" shall mean any one or more of the following:

          (a) Gross misconduct by Employee or material failure by Employee to perform his obligations in accordance with this Agreement, as determined by the Employer.

          (b) Conviction of, or pleading of nolo contendere to, any felony.
                                           ----- ----------

          (c) Total disability of Employee for a period of thirty (30) days in any one hundred eighty (180) day period. If Employee is covered by a disability insurance policy pursuant to which he would receive benefits, the term "total disability" shall have the meaning set forth in such policy. If he is not covered by a disability insurance policy, "total disability" shall be defined as the inability to perform the normal and ordinary duties of Employee as such duties are defined in this Agreement.

          (d) Permanent or prolonged absence by Employee from the Employer which would, in the opinion of the Employer, prevent Employee from discharging his obligations hereunder. Prolonged absence shall be defined as absence of fifteen (15) business days or more in any one hundred twenty (120) day period without reasonable explanation satisfactory to the Board of Directors of the Employer.

          (e)  Chronic  illness,  disability,  failing  health,  alcoholism   or
     substance abuse of Employee which materially affects the ability of Employee to perform his duties under this Agreement.

          (f) If irreconcilable differences exist between Employee and Employer.

          (g) Material breach by Employee of any provision of this Agreement.

     Section 6.03. Effect of Termination. In the event of the termination of
     ------------  ----------------------
this Agreement prior to the completion of the term of employment specified herein, the Employee shall be entitled to the compensation earned by him prior to the date of termination as provided for in this Agreement computed pro-rata up to and including such date. Except as provided in Section 3.04 above, the Employee shall be entitled to no further compensation as of the date of termination. If  the  Employee dies  prior  to the  expiration  of the  term  of employment, any moneys that may be due him from the Employer under this Agreement as of the date of his death shall be paid to his executors, administrators, heirs, personal representatives, successors, and assigns. Termination of this Agreement shall not prejudice any remedy which either party may have at law, in equity, or under this Agreement.

                                 ARTICLE SEVEN

                Intellectual Property and Competitive Activities
                ------------------------------------------------

     Section 7.01. Ownership of Intellectual Property. All inventions,
     ------------  ----------------------------------
discoveries, improvements, designs, apparatus, practices, processes, methods, products, development of ideas, development of concepts, development of codes, workings of computer programs and/or software, whether patentable or not, and all materials made, developed, perfected, devised, conceived or first reduced to practice by Employee, whether copyrightable or not, either solely by

                                   <Page 75>

the Employee or jointly or in conjunction with others, prior to or during the term of this Agreement and in the course of or in any way connected with the business of the Employer (hereinafter individually or collectively called "Intellectual Property"), shall be the sole and exclusive property of the Employer or its nominee. Employee hereby assigns to Employer any and all interest he now has or may have, either individually, jointly or in conjunction with others, or otherwise, in and to any such Intellectual Property. The Employee shall promptly disclose to the Employer in writing complete information relative to any and all such Intellectual Property.

     Section 7.02. Power of Attorney. During the term of this Agreement and
     ------------  ------------------
thereafter within five (5) days after receipt of Employer's request therefore, Employee shall execute, acknowledge and swear to any and all Letters Patent of the United States and/or of foreign countries, copyrights, trademarks, fictitious and assumed name certificates, or the equivalent for any and all Intellectual Property and all applications, amendments, modifications, assignments, conveyances, statements, forms, schedules, filings and other instruments relating thereto, which Employer shall deem necessary or convenient. Employee hereby makes, constitutes and appoints Employer, or such one or more persons as the Employer shall designate in writing, his attorney-in-fact, with full power of substitution, for the purpose of executing, acknowledging, swearing to and filing any and all such instruments. The foregoing power of attorney is coupled with an interest and shall be irrevocable and survive the death or disability of the Employee and the merger, consolidation, reorganization or liquidation of the Employer. Employee shall execute and deliver to Employer within five (5) days after receipt of Employer's request therefore, such further designations, powers of attorney and other instruments as Employer deems necessary to carry out the provisions of this Section.

     Section 7.03. Waiver by Employer. If Employee, during the course of his
     ------------  -------------------
employment by Employer, shall make an invention covered by the terms of this Agreement, and shall make a full and complete disclosure thereof to Employer; and if Employer, after such disclosure, shall state in writing over the signature of the Directors of the Employer and the Parent, that Employer is not interested in such invention; then Employee shall be free to make such use of any such invention as Employee may desire, free of all claims whatsoever on the part of Employer.

     Section 7.04. Confidentiality. Employee shall not directly or indirectly
     ------------  ----------------
disclose or use at any time, either during or subsequent to the term of this Agreement, any secret or confidential information, knowledge, or data of Employer (whether or not obtained, acquired, or developed by Employee), including but not limited to (a) the Intellectual Property, (b) the business of the Employer, its agents, suppliers or other companies with which the Employer may be cooperating and (c) the plans, manufacturing methods, processes, techniques, products or research activities, ideas, concepts, codes or workings of computer programs and/or software which the Employee may have gained during his period of employment, which are not generally known to the public or recognized as standard practices, unless he shall first secure the written consent of Employer.

     Section 7.05. Employee's Waiver of Rights and Claims. Employee shall not,
     ------------  ---------------------------------------
at any time during or after the termination of this Agreement for any reason whatsoever, have or claim any right, title, or interest in or to any of the Intellectual Property or any trademark or trade name or any other names or marks belonging to or used by Employer, and never shall have or claim any right, title, or interest in or to any material or matter of any sort prepared for or used in connection with the advertising, broadcasting, or promotion of the products or services of Employer, whether produced, prepared, published, or broadcast in whole or in part by Employee; it being the intention of this Agreement that Employee shall, and hereby does, recognize that Employer now has and shall hereafter have and retain the sole and exclusive rights in any and all such Intellectual Property, trademarks, trade names, and other matters hereinbefore referred to.

     Section 7.06. Surrender of Documents. Upon termination of this Agreement
     ------------  -----------------------
for any reason whatsoever, Employee shall turn over to Employer all notes, memoranda, notebooks, records, letters, forms, lists, calculations, blueprints, specifications, designs, drawings, software, computer programs, computer files, or other documents relating to the Intellectual Property and any other notes, memoranda, notebooks, drawings, software, computer programs, or other documents of Employer in the possession or control of Employee, including but not limited to any and all documents relating to Employer's customers, distributors, distribution systems, inventions, or patentable or copyrightable materials; it being agreed that the same and all information contained therein are at all times the property of the Employer.

                                   <Page 76>

     Section 7.07. Noncompetition Agreement. Employee agrees that during the
     ------------  -------------------------
term of this Agreement and for a period of two (2) years following termination of this Agreement for any reason other than as provided in Paragraph (d) below, except with the express consent of the Employer and the Parent, he will not, directly or indirectly, engage or participate in, become a director of, or render advisory or other services for, or in connection with, or become interested in, or make any financial investment in any firm, corporation, business entity or business enterprise competitive with or to any business of the Employer; provided, however, that the Employee shall not thereby be precluded or prohibited from owning passive investments in the securities of publicly traded corporations. By way of example and not limitation:

          (a) During the term of this Agreement and for a period of two (2) years following termination of this Agreement for any reason, Employee covenants and agrees that he will not, without Employer's and Parent's prior written consent, directly or indirectly or as a director, officer, employee, partner, consultant, or otherwise in any way aid or assist or have any interest in, or render advisory or other services for, or in connection with, or make any financial investment in any Entity (as hereinafter defined).

          (b) Employee further covenants and agrees that during such two (2)- year period, he will not, directly or indirectly, employ, or knowingly permit any corporation, partnership, joint venture, sole proprietorship, association, syndicate, trust or other entity directly or indirectly controlled by him to employ, any person employed by Employer at any time during the term of this Agreement or the two (2)-year period following its termination, or in any manner seek to induce any such person to leave his or her employment with Employer.

          (c) For the purposes of this Section, an "Entity" means any corporation, partnership, joint venture, sole proprietorship, association, syndicate, trust, business trust or other form of entity of whatsoever nature, whether for profit or not-for-profit, which owns or operates a business which develops, manufactures and/or sells computer programs and/or software for use in machine shop estimating or any other computer programs and/or software owned or developed by Employer prior to or during the term of this Agreement.

          (d) This Section 7.06 shall not apply in the event that Employer terminates this Agreement unless such Employer termination is for one or more of the causes listed in Paragraphs (a) through (e) and/or (g) of
     Section 6.02 above.

     Section 7.08. Covenants Enforceable in Equity. Employer and Employee have
     ------------  --------------------------------
examined in detail the restrictive covenants and agreements contained in this Article and agree that the restraints imposed upon Employee herein are not unduly harsh or oppressive, are a material inducement to Employer to execute this Agreement, and are reasonable in order to protect Employer and its legitimate business interests. Any breach or evasion of any term or provision of this Article shall be deemed to have caused immediate and irreparable injury to Employer and will authorize recourse by Employer to injunctive relief and/or specific performance, as well as to any and all other legal or equitable remedies to which Employer may be entitled.

                                 ARTICLE EIGHT

                               General Provisions
                               ------------------

     Section 8.01. Notices. Any notices to be given hereunder by either party to
     ------------  -------
the other or to the Parent may be effected either by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested, to the Employee (or to the Employee's spouse or estate upon the Employee's death) at the Employee's last known address, and to the Employer or Parent at their principal offices. Notice delivered personally shall be deemed communicated as of actual receipt. Mailed notices shall be deemed communicated as of five (5) days after mailing. All notices to Employer required or permitted herein, to be effective, shall be concurrently copied to the Parent.

     Section 8.02. Amendments. This Agreement may not be modified, changed,
     ------------  ----------
amended, or altered except in writing signed by the Employee or his duly authorized representative, and by a duly authorized officer of the Employer, and consented to in writing by the Parent.

                                   <Page 77>

     Section 8.03. Inclusion of Entire Agreement Herein. This Agreement
     ------------  -------------------------------------
supersedes any and all other prior agreements, either oral or in writing, and sets forth the entire agreement between the parties hereto, with respect to the within subject matter. The signing of this Agreement by the parties constitutes their mutual recognition that no other contract or agreements, oral or written, except as are in writing, signed by the parties and attached hereto or specifically incorporated herein, exists between them. Each party hereby represents that he or it will not rely upon any agreement or understanding not reduced to writing and incorporated in this Agreement.

     Section 8.04. Independence Of Rights and Privileges. Except as expressly
     ------------  --------------------------------------
provided to the contrary herein or therein, the payment or obligation to pay any monies, or the granting of any rights or privileges to Employee as provided in this Agreement shall be independent of, in addition to and shall not in any way affect, reduce, or be in lieu or derogation of any other monies payable and rights and privileges accruing under any other agreements which now exist or may hereafter exist from time to time between the Employer and the Employee.

     Section 8.05. Law Governing Agreement. This Agreement shall be governed in
     ------------  -----------------------
all respects and be interpreted by and under the laws of the State of Arizona, except to the extent that such law or laws may be preempted by applicable federal law, including regulations, opinions, and duly issued orders, in which event this Agreement shall be governed and interpreted by and under the federal law or laws.

     Section 8.06. Waivers. The failure of either party to insist upon the
     ---------------------
strict performance of any of the terms, conditions, and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions, and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement or consent required or permitted on the part of either party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such waiving party and, in the case of the Employer, signed in writing by the Parent. No course of conduct between the Employer and the Employee and no delay or omission of the Parent, the Employer or the Employee to exercise any right or power granted under this Agreement shall impair the subsequent exercise of any such right or power, or be construed to be a waiver of any default or any acquiescence in or consent to the curing of any default or of any other right or power that shall have arisen; and every power and remedy granted by law and by this Agreement to any party may be exercised from time to time, and as often as may be deemed expedient.

     Section 8.07. Successors. This Agreement shall inure to the benefit of and
     ------------  ----------
be binding upon the Employee, and, to the extent applicable, his heirs, assigns, executors, and personal representatives, and the Employer, its successors and assigns, including without limitation any person, partnership, or corporation which may acquire all or substantially all of the Employer's assets and business, or with and into which the Employer may be consolidated or merged. This Agreement is personal to each of the parties and neither party may assign or delegate any of his or its rights or obligations hereunder without the prior written consent of the other party, and neither the Employee nor his beneficiaries shall have the right to encumber, commute, borrow against, dispose of, or assign the right to receive payments hereunder. Except in so far as this provision may be contrary to applicable law, no involuntary sale, transfer, alienation, assignment, pledge, collateralization, or attachment of any monies or benefits payable to Employee hereunder shall be valid or recognized by the Employer.

     Section 8.08. Arbitration. In the event that any dispute should arise
     ------------  -----------
between the parties regarding the meaning or effect of this Agreement, which dispute cannot be resolved by the parties, the parties shall appoint a panel of three persons as arbitrators. The Employee shall appoint one such arbitrator, the Employer shall appoint another, and the third shall be appointed by the first two arbitrators. Proceedings under this Section may be initiated by either party informing the other in writing of the necessity or desirability of arbitration and the subject matter of the arbitration. The parties shall select the first two arbitrators within thirty (30) days after such notice has been sent. The panel of two arbitrators shall select the third arbitrator within thirty (30) days after their appointment from a list or lists of eligible persons submitted to them by the parties. Proceedings under this Section shall be commenced and pursued as expeditiously as possible. The parties shall compensate the arbitrators selected by him or it. All other costs of the arbitration shall be borne equally between the parties. All proceedings, the enforceability of any award, and all other matters pertaining to the arbitration shall be governed by the Uniform Arbitration Act in force in the State of Arizona or any applicable succeeding legislation.

                                   <Page 78>

     Section 8.09. Gender and Number. Whenever used herein, the singular shall
     ------------  ------------------
include the plural, the plural the singular and the use of any gender shall be applicable to all genders.

     Section 8.10. Captions. The captions set forth in this Agreement have been
     ------------  --------
used solely for convenience of reference and shall not control or affect the meaning or interpretation of any of the provisions.

     Section 8.11. Counterparts. This Agreement may be executed in one or more
     ------------  ------------
counterparts, each of which when fully executed shall be deemed an original hereof.

     Section 8.12. Severability of Provisions. If any term, covenant, condition
     ------------  --------------------------
or provision of this Agreement or the application thereof to any person or circumstance shall, at any time, or to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     Section 8.13. Construction. Employee acknowledges that he has had
     ------------  ------------
sufficient opportunity to consult with legal counsel and with such other experts and advisors as he has deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing it or any part thereof to be drafted.

     Section 8.14. Notice to and Consent of Parent. The parties acknowledge that
     ------------  -------------------------------
Employee may serve as a Director and President and/or other officers of Employer. Notwithstanding anything in this Agreement expressly or by implication to the contrary, Employee may not exercise any rights of Employer pursuant to this Agreement and all requirements for the determination, discretion, approval or consent of, or notice to, and similar terms and references, either the Employer or the Board of Directors of the Employer shall include the requirement of a corresponding determination, discretion, approval or consent of, or notice to the Parent. This includes, by way of example and not limitation, the requirement for Parent's consent to amend or modify this Agreement or extend or reduce its term or terminate it, to increase Employee's salary and/or benefits, to approve Employee expenses and Employer expense procedures, and to waive any rights under Section 7.03 or any other provision of this Agreement. For the purposes of the determination, discretion, approval or consent of, or notice to the Parent under this Section, "Parent" shall mean such one or more designated representatives of Parent who are either officers or directors of Employer; otherwise all of the officers and directors of Employer, other than Employee, who are also either officers or directors of Parent; otherwise, the President of the Parent.

     Section 8.15. Submission of Agreement. The submission of this Agreement for
     ------------  -----------------------
examination does not constitute a reservation of or option for employment with Employer, and this Agreement shall become effective as an employment agreement only upon the execution thereof by both Employee and Employer and delivery of such executed Agreement by each party to the other.

     IN WITNESS WHEREOF, the parties have executed this Agreement at Scottsdale, Arizona, on the thirtieth (30th) day of September, 1999, with the intent to be legally bound.

ATTEST:                                 EMPLOYER:

By:  /s/ Sherri Zaworski                By:  /s/ E. Michael Zaworksi
     -------------------                     -----------------------
        Secretary                               President
      (Corporate Seal)
                                        EMPLOYEE:

By:  /s/ Mary M. Adams                  By:  /s/ E. Michael Zaworksi
    ------------------                       ----------------------
     Witness                                  E. Michael Zaworski

                                   <Page 79>